CALVERT WORLD VALUES
                                                 INTERNATIONAL EQUITY FUND

Dear Shareholder:
     This report of the Calvert World Values International Equity Fund covers the one-year period ending September 30, 1996.
     For shareholders, one of the most significant events during this period was a change in the Fund's investment strategy. We advised shareholders of this earlier in the year, but it warrants repeating here. In May of this year, the Fund's board of directors adopted an operating policy to limit the percentage of portfolio assets that the Fund could commit to U.S. equity securities to 5%. This change has the effect of removing the U. S. market as a major area of investment and allowing us to focus on opportunities in international markets and stocks. Accordingly, the Fund's name was changed from the World Values Global Equity Fund to the World Values International Equity Fund, and our benchmark index is now the Morgan Stanley Capital International Europe, Australia and Far East Index, not the Morgan Stanley Capital International World Index. We hope this change will be welcomed by shareholders, who now have a more purely international vehicle for investing responsibly.
Economic and Market Review
     Throughout the Fund's fiscal year, international equity markets keyed off developments in the United States. In late 1995, the pace of economic growth appeared sluggish. But in 1996, there were signs of stronger growth, which triggered inflation fears and raised the possibility that the Federal Reserve would adopt a tighter monetary policy. The uncertain outlook led to increased market volatility. When it became apparent that economic growth had been achieved without giving rise to inflationary pressures, interest rates eased and equity markets stabilized. During 1996, several of the international stock markets began to respond to a pickup in their local economies. The exception to this trend was Japan. There, the economy saw a mild recovery, helped by the weaker yen, but apart from a brief spurt in April, the market failed to respond. By the end of the period, dollar investors had all but lost the rise in the market to the weakening currency.
     The European economies made little headway through 1995, as demand for exports slumped and domestic consumers failed to take up the slack. At the same time, many governments were attempting to rein in expenditures and improve their fiscal position in preparation for European monetary union. Fortuitously, the result of the lower rate of growth and tighter fiscal policies was falling inflation, and this has allowed governments to bring interest rates down. Growth began to pick up in 1996.
     The South East Asian markets had a year of mixed fortunes. The area was largely ignored during 1995, when U.S. mutual fund managers tended to focus on the domestic market. The Hong Kong stock market had a brief surge in January 1996, but tension surrounding the elections in Taiwan and rocky negotiations with China over Hong Kong's reversion to Chinese rule in 1997 chased investors away. During that period of uncertainty, cash flowed into the Singapore market, but once the nervousness subsided, cash flows reversed. The Hong Kong market ended the Fund's fiscal year with a rise of 23.1%. The Singapore market ended the year unchanged. The Australian and New Zealand markets advanced. Most emerging markets experienced a steady recovery over the last 12 months, after dismal performance in 1994. The Fund's largest exposure was to the Mexican market, where we held on to investments following the collapse of the currency. During the subsequent period, the currency stabilized and corporate profits made a sound recovery. The Mexican market returned 13.7% for the year.

Fund Strategy and Performance
     The change in the Fund's investment strategy necessitated the sale of stock of U.S. companies and reinvestment of the proceeds in the EAFE markets. At the close of the reporting period, this process was still underway. Our cash position is currently higher than normal, but will decline over the coming months as the reinvestment nears completion. The Fund's commitment to U.S. equity securities declined from 20% of assets on March 31, 1996, to less than 1% of assets on September 30, 1996.
     To correspond to the change in the Fund's investment strategy, our benchmark for this period reflects the performance of the MSCI World Index through June 30, 1996 and the MSCI EAFE Index from July 1, 1996 until the close of the period.
     In the first part of this fiscal year, the portfolio was underweighted in the U.S. market, underweighted in Japan, overweighted in South East Asia and neutral in Europe, relative to the MSCI World Index. Our limited exposure to the U.S. market was based on our value analysis. Corporate profits had peaked and valuations were becoming increasingly stretched. Still, cash continued to flow into the market, driving stock prices higher, and our underweighting had a negative effect on the Fund's performance.
     The other negative in terms of country allocation was our overweighting in the Singapore market, which exhibited lackluster performance. Our valuation measures pointed to a favorable outlook, but we did not foresee the steps the government would take to cool down the property sector. Singapore also fell from the favor of international investors, who perceived the market to be too reliant on the weakening semiconductor cycle. The Singapore market ended the year unchanged, with the Fund's investments there falling 4.7%.
     On the positive side, our overweighting in the Hong Kong market enhanced performance. For the 12 months, the Hong Kong market index gained 23.1%, and portfolio investments rose 35.9%. Our underweighting in the Japanese market was positive for returns. We also benefited from an increased commitment to European markets. France, Ireland, Italy, Norway and Spain all made solid contributions to the bottom line. The French companies Primagaz and SITA came through strongly in this period. In the Netherlands, VNU and Elsevier continued to report strong sales and profits. In Germany, the retailer, Douglas, responded to improved consumer sentiment, and in the U.K., retailers Kingfisher and Marks & Spencer turned in good gains.
     The Fund also benefited from positions in Mexican stocks, which were up 17.3%, compared to a rise of 13.7% for the index. The supermarket chain, Cifra, was a top performer.

Highlights of Responsible Investments
     The Fund added the U.K. company Bellway to the portfolio during the second half of this fiscal year. Bellway constructs reasonably priced energy-efficient houses and has a policy of minimizing the use of non-renewable hardwoods and CFC-producing equipment.
     Calvert Group's Social Research Department closely monitors companies with operations in countries that have poor records for protecting human rights. During this reporting period, we initiated a dialog with Elsevier, a publishing company based in the Netherlands with operations in Nigeria. As a leading publisher of educational materials, including textbooks for Nigerian schools, and publisher of the African Writers series, Elsevier is playing a positive role in the country's development.

Outlook
     Concern for possibly rising interest rates in the U.S., which weakened the performance of equity markets through mid-1996, has dissipated since early August, as analysts have countered arguments of a strengthening economy with the near absence of visible inflationary pressures. The forthcoming U.S. election may also serve to steady stock prices, since the Administration will presumably want to maintain a neutral stance on rates in the months leading up to the election. Further out, interest rates could well trend higher, but possibly not until 1997. Accordingly, the focus for investment in the year ahead will continue to be on the high-growth economies of the Far East and on core markets in Europe, which have lagged their smaller neighbors. As the Latin American economies recover, we will also look to diversify the portfolio's investments in this region. We appreciate your investment in the Fund.

Sincerely,




Andrew Preston                              Clifton S. Sorrell
Portfolio Manager                           President
October 17, 1996


                                                   Portfolio Statistics

                                                Ten Largest Stock Holdings
                                                 as of September 30, 1996
                                                           % of Net Assets
------------------------------------------------------------------------------
    Sun Hung Kai Properties                                       2.6%
    Hysan Development                                             2.6%
    National Australia Bank                                       2.4%
    City Developments                                             2.1%
    Brambles Industries, Ltd.                                     2.0%
    Malayan Bank Berhad                                           2.0%
    Cheung Kong Holdings                                          1.9%
    Allied Irish Banks, Plc.                                      1.9%
    Transportadora de Gas (ADR)                                   1.8%
    AMMB Holdings Berhad                                          1.8%
--------------------------------------------------------------------------------
       Total                                                     21.1%
============================================================================
                                               Average Annual Total Returns
                                           for periods ended September 30, 1996
              Class A Shares
              One Year                                   4.02%
              Since Inception (6/92)                     7.07%
              Class C Shares
              One Year                                   8.07%
              Since Inception (3/94)                     2.96%
                                                  Performance Comparison
                           Comparison of change in value of $10,000 investment.










     Total returns assume reinvestment of dividends and, for Class A shares, reflect the deduction of the Fund's maximum sales charge of 4.75%. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in Class C shares would be different. Past performance is no guarantee of future results.


                                             Report of Independent Accountants

     To the Board of Directors of Calvert World Values Fund, Inc. and the Shareholders of International Equity Fund:

     We have audited the accompanying statement of assets and liabilities, including the statement of investments, of International Equity Fund (one of the portfolios comprising Calvert World Values Fund, Inc.), as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from July 2, 1992 (commencement of operations) through September 30, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Equity Fund as of September 30, 1996, and the results of its operations, the changes in its net assets and financial highlights for each of the respective periods referred to above, in conformity with generally accepted accounting principles.

                                            COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
November 8, 1996


Equity Securities - 83.8%                               Shares         Value
--------------------------------------------------------------------------------

Australia - 4.4%
Brambles Industries, Ltd.                             250,000   $4,057,156
National Australia Bank                               450,000    4,737,967
-----------------------------------------------------------------------------
                                                                 8,795,123

Argentina - 2.9%
Banco Frances del Rio de La Plata (ADR)                 85,000    2,220,625
Transportadora de Gas (ADR)                           300,000    3,675,000
----------------------------------------------------------------------------
                                                                  5,895,625

Costa Rica - 0.1%
Pro Fund International SA *                            1,518        1,518
Pro Fund International SA (Preferred) *              150,240      150,240
--------------------------------------------------------------------------------
                                                                   151,758

France - 4.9%
Canal Plus                                              7,800    1,917,723
Lyonnaise des Eaux SA                                   5,200      465,086
Lyonnaise des Eaux (non-negotiable) *                     112       10,017
Pinault-Printemps Redoute SA                            7,400    2,721,905
Primagaz Cie                                            8,316      874,182
Primagaz Cie (Warrants) *                                 756       14,050
SITA                                                    6,830    1,405,535
SGS Thomson Micro. *                                   50,400    2,409,014
-----------------------------------------------------------------------------
                                                                 9,817,512
-------------------------------------------------------------------------------

Germany - 4.3%
Continental AG                                        110,000    2,010,675
Douglas Holdings AG                                    44,850    1,953,320
Linde AG                                                3,990    2,547,809
Volkswagen AG                                           5,570    2,075,663
-------------------------------------------------------------------------------
                                                                 8,587,467

Hong Kong - 8.3%
Cheung Kong Holdings                                  500,000    3,847,149
Hong Kong Land Holdings                             1,000,000    2,330,000
Hysan Development                                   1,650,000    5,163,585
Hysan Development (Warrants) *                         90,000       41,898
Sun Hung Kai Properties                               500,000    5,318,117
--------------------------------------------------------------------------------
                                                                16,700,749

Ireland - 2.2%
Allied Irish Banks, Plc                                636,100    3,770,901
Smurfit (Jefferson)                                    219,000      593,004
-----------------------------------------------------------------------------
                                                                  4,363,905


Equity Securities (Cont'd)                              Shares        Value
--------------------------------------------------------------------------------

Italy - 2.1%
Telecom Italia Mobile                               1,121,100   $2,487,653
Telecom Italia Mobile (Di Risp)                     1,396,500    1,732,733
--------------------------------------------------------------------------------
                                                                 4,220,386

Japan - 14.8%
Banyu Pharmaceutical                                  205,000    2,773,746
Futaba Corp.                                           67,000    3,001,792
Itochu Corp.                                          443,000    2,806,461
Keyence Corp.                                          24,000    2,967,742
Nikko Securities                                      127,000    1,354,212
Nippon Sanso Corp.                                    490,000    2,195,341
ShinMaywa Industries                                  274,000    2,553,405
Shiseido Co.                                          179,000    2,149,283
Sumitomo Bank                                          86,000    1,587,455
Sumitomo Electric Industries                          207,000    2,837,903
Takasago Thermal Engineering                          179,000    2,694,624
Tokyo Style Co.                                       177,000    2,886,559
-------------------------------------------------------------------------------
                                                                29,808,523

Malaysia - 4.3%
AMMB Holdings Berhad                                  500,000    3,633,677
Malayan Bank Berhad                                   405,000    4,023,500
Selangor Properties                                   900,000    1,037,743
--------------------------------------------------------------------------------
                                                                 8,694,920

Mexico - 2.6%
Banpais SA (ADR) *                                   100,000            0
Grupo Durango SA (ADR) *                              177,000    2,101,875
Telefonos de Mexico SA (ADR)                          100,000    3,212,500
--------------------------------------------------------------------------------
                                                                  5,314,375
----------------------------------------------------------------------------

Netherlands - 4.9%
Ahold NV                                               34,800    1,968,891
Elsevier NV                                           141,100    2,331,482
ING Groep NV                                           71,250    2,221,492
VNU                                                   169,050    3,306,577
--------------------------------------------------------------------------------
                                                                 9,828,442

New Zealand - 2.3%
Independent Newspapers                                600,000    2,365,606
Wilson & Horton                                       300,000    2,216,708
-----------------------------------------------------------------------------
                                                                 4,582,314

Singapore - 3.7%
City Developments                                     500,000    4,260,758
Straits Steamship Land                                650,000    2,123,278
United Overseas Land (Warrants) *                   2,100,000    1,148,274
-------------------------------------------------------------------------------
                                                                 7,532,310

Equity Securities (Cont'd)                              Shares        Value
--------------------------------------------------------------------------------

South Africa - 0.1%
Community Growth Fund                                 690,369     $269,502
--------------------------------------------------------------------------------
                                                                   269,502

Spain - 5.1%
General de Aguas de Barcelona SA                       82,785    3,128,278
Prosegur Compania                                      70,000    2,805,884
Telefonica de Esp                                      50,800      943,011
Vallehermoso SA                                       170,440    3,296,571
--------------------------------------------------------------------------------
                                                                10,173,744

Sweden - 0.7%
Scania AB - Series A                                   24,086      652,427
Scania AB - Series B                                   24,086      654,244
----------------------------------------------------------------------------
                                                                 1,306,671

Thailand - 0.1%
Bangkok Bank                                           15,000      195,824
-----------------------------------------------------------------------------
                                                                   195,824

United Kingdom - 15.7%
Anglian Water                                         195,300    1,643,039
Anglian Group                                         132,000      432,838
Bellway                                               158,300      846,133
Cable & Wireless, Plc.                                177,000    1,242,518
Carlton Communications                                277,300    2,096,352
Commercial Union, Plc.                                182,000    1,710,612
Firstbus                                              294,200      794,326
Glynwed International, Plc.                           325,100    1,875,088
Hays, Plc.                                            110,000      809,203
Johnson Matthey                                       184,700    1,763,453
Kingfisher, Plc.                                      174,900    1,734,217
Lloyds TSB Group, Plc.                                375,200    2,219,840
Low and Bonar, Plc.                                   125,000    1,093,677
Marks & Spencer, Plc.                                 231,900    1,802,134
National Westminster, Plc.                            198,900    2,113,838
Powerscreen International, Plc.                        92,500      795,567
Safeway, Plc.                                       327,900      1,685,947
SIG                                                   210,000      834,873
Smith & Nephew                                        665,800    2,144,128
Somerfield *                                          321,000      793,833
Vitec Group                                            71,700      779,958
Wolseley                                              300,200    2,283,569
--------------------------------------------------------------------------------
                                                                31,495,143

United States - 0.3%
Calypte Biomedical (Warrants) *                        50,000      393,750
Quadrant Healthcare, Plc. *                           200,000      234,265
--------------------------------------------------------------------------------
                                                                   628,015

     Total Equity Securities (Cost $154,554,368)                   168,362,308
-------------------------------------------------------------------------------
                                                     Principal
Corporate Notes - 0.9%                                   Amount       Value
--------------------------------------------------------------------------------

Bolivia - 0.2%
Banco Solidario SA                                   $301,617     $301,617
------------------------------------------------------------------------------
                                                                   301,617
-------------------------------------------------------------------------------

United States - 0.7%
Accion International                                  100,000       95,210
Cascadia Revolving Loan Fund                          125,000      120,755
Catholic Relief Services                              150,000      149,970
Community Equity Investments                          200,000      196,132
Delaware Valley Community Reinvestment Fund            75,000       71,408
Ecumenical Development Corporation USA                150,000      146,709
Enterprise Loan Fund                                   50,000       49,033
Foundation For International Community Assistance      50,000       48,185
Foundation For International Development              100,000       94,463
Freedom From Hunger                                   100,000       95,210
Program for Appropriate Technology & Health           150,000      142,904
Minnesota Non-Profit Assistance Fund                  100,000       96,370
New Mexico Community Loan Fund                        100,000       95,210
Societe D'Investissement et de Developement
International                                         100,000       95,210
--------------------------------------------------------------------------------
                                                                 1,496,769

   Total Corporate Notes (Cost $1,851,617)                       1,798,386
------------------------------------------------------------------------------

Time Deposits - 9.8%
--------------------------------------------------------------------------------

Capital Markets, London, 5.625%, 10/1/96            8,926,742    8,926,742
Capital Markets, London, 5.78125%, 10/1/96         10,731,204   10,731,204
--------------------------------------------------------------------------------

   Total Time Deposits (Cost $19,657,946)                       19,657,946

     TOTAL INVESTMENTS (Cost $176,063,931) - 94.5%             189,818,640
     Other assets and liabilities, net - 5.5%                   10,991,899
--------------------------------------------------------------------------------
     Net Assets - 100%                                         $200,810,539
================================================================================


 Assets                                                               Value
--------------------------------------------------------------------------------

Investments in securities, at value-see accompanying portfolio $189,818,640
Cash                                                                681,174
Receivable for securities sold                                   13,773,307
Receivable for shares sold                                          189,683
Dividends and interest receivable                                   456,822
Deferred organization expenses                                        7,927
Dividend reclaim receivable                                         109,409
Other assets                                                         29,932
--------------------------------------------------------------------------------
   Total assets                                                 205,066,894

 Liabilities
-------------------------------------------------------------------------------

Payable for securities purchased                                  3,714,582
Payable for shares redeemed                                         196,726
Payable to Calvert Asset Management, Inc.                           195,519
Payable to Calvert Administrative Service Corp., Inc.                16,174
Payable to Calvert Shareholders Services, Inc.                       34,264
Payable to Calvert Distributors, Inc.                                44,536
Accrued expenses and other liabilities                               54,554
--------------------------------------------------------------------------------
   Total liabilities                                              4,256,355
     Net assets                                                $200,810,539
============================================================================

 Net Assets Consist of:
---------------------------------------------------------------------

Paid-in capital applicable to the following shares of common stock with
   250,000,000 shares of $0.01 par value share authorized for Class A and Class C combined:
     Class A: 10,421,573 shares outstanding                    $175,570,459
     Class C: 372,567 shares outstanding                          6,561,029
Undistributed net investment income                                 523,742
Accumulated net realized gain (loss) on investments
and foreign currencies                                            4,400,222
Net unrealized appreciation (depreciation) on investments
   and assets and liabilities in foreign currencies              13,755,087
------------------------------------------------------------------------------
     Net assets                                                $200,810,539
================================================================================

 Net Asset Value per Share
--------------------------------------------------------------------------------

Class A (based on net assets of $194,031,546)                        $18.62
============================================================================
Class C (based on net assets of $6,778,993)                          $18.20


Net Investment Income
-------------------------------------------------------------------------

Investment Income
   Dividend income (net of foreign taxes of $363,343)            $3,302,971
   Interest income                                                  713,271
----------------------------------------------------------------------------
     Total investment income                                      4,016,242

Expenses
   Investment advisory fee                                        1,971,329
   Transfer agency fees and expenses                                535,888
   Distribution Plan expenses:
     Class A                                                        476,884
     Class C                                                         63,792
   Directors' fees and expenses                                      54,432
   Administrative fees                                              197,133
   Custodian fees                                                   273,542
   Registration fees                                                 31,671
   Reports to shareholders                                          154,417
   Professional fees                                                 32,280
   Miscellaneous                                                    124,809
--------------------------------------------------------------------------------
     Total expenses                                               3,916,177
     Fees paid indirectly                                          (273,542)
--------------------------------------------------------------------------------
       Net expenses                                               3,642,635
--------------------------------------------------------------------------------
         Net Investment Income                                      373,607
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
on Investments
--------------------------------------------------------------------------

Net realized gain (loss) on:
   Securities                                                     5,836,828
   Foreign currencies                                              (197,552)
--------------------------------------------------------------------------------
                                                                  5,639,276

Change in unrealized appreciation or depreciation on:
   Securities                                                    11,329,151
   Assets and liabilities in foreign currencies                      (3,777)
--------------------------------------------------------------------------------
                                                                 11,325,374
----------------------------------------------------------------------------

       Net Realized and Unrealized Gain
       (Loss) on Investments                                     16,964,650
--------------------------------------------------------------------------------

       Increase (Decrease) in Net Assets
       Resulting From Operations                                $17,338,257
================================================================================


Increase (Decrease) in Net Assets
--------------------------------------------------------------------

Operations
   Net investment income (loss)                       $373,607   $1,203,211
   Net realized gain (loss)                          5,639,276    4,007,986
   Change in unrealized appreciation or
depreciation                                        11,325,374    1,101,087
--------------------------------------------------------------------------------

     Increase (Decrease) in Net Assets
     Resulting From Operations                      17,338,257    6,312,284
--------------------------------------------------------------------------------

Distributions to shareholders from
   Net investment income:
     Class A Shares                                 (1,473,251)      (2,494)
     Class C Shares                                        (93)          --
   Net realized gain:
     Class A Shares                                 (4,675,910)  (8,976,058)
     Class C Shares                                   (152,211)    (251,801)
--------------------------------------------------------------------------------
   Total distributions                              (6,301,465)  (9,230,353)

Capital share transactions:
   Shares sold:
     Class A Shares                                 29,276,964   46,195,309
     Class C Shares                                  1,834,205    3,608,598
   Reinvestment of distributions:
     Class A Shares                                  5,618,030    8,979,242
     Class C Shares                                    146,275      252,415
   Shares redeemed:
     Class A Shares                                (43,143,186) (36,309,658)
     Class C Shares                                 (1,605,586)  (1,324,206)
-------------------------------------------------------------------------------
   Total capital share transactions                 (7,873,298)  21,401,700
--------------------------------------------------------------------------------

Total Increase (Decrease)
in Net Assets                                        3,163,494   18,483,631

Net Assets
Beginning of year                                  197,647,045  179,163,414
---------------------------------------------------------------------------
End of year (including undistributed net investment
   income of $523,742 and $1,474,321,
respectively)                                     $200,810,539 $197,647,045
================================================================================

Capital Share Activity
--------------------------------------------------------------------------------

Shares sold:
   Class A Shares                                    1,639,291    2,695,201
   Class C Shares                                      104,679      213,899
Reinvestment of distributions:
   Class A Shares                                      326,453      545,587
   Class C Shares                                        8,717       15,334
Shares redeemed:
   Class A Shares                                   (2,419,896)  (2,120,350)
   Class C Shares                                      (91,537)     (81,268)
-----------------------------------------------------------------------------
Total capital share activity                          (432,293)   1,268,403
===============================================================================




Note A-Significant Accounting Policies

     General: The Calvert International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers Class A and Class C shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class A. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
     Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U.S. dollar exchange rate. The Fund may invest in securities whose resale is subject to restrictions. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

     Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

     Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

     Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

     The Fund paid foreign taxes of $363,343 and recognized foreign source income of $3,040,298 during the taxable year ended September 30, 1996. Pursuant to IRCSection 853, the Fund hereby designates $.034 per share of foreign taxes and $.282 per share of foreign source income as having been paid in the taxable year ended September 30, 1996. The Fund also designates $2,580,764 as capital gain dividends for its taxable year ended September 30, 1996.

     Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

     Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.


Note B-Related Party Transactions
     Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: 1.0 % on the first $250 million, .975% on the next $250 million and .925% on the excess of $500 million.
     Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.0% annually of average daily net assets of each Class A and Class C, respectively.
     The Distributor received $157,897 as its portion of commissions charged on sales of the Fund's shares.
     Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund.

     Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of the greater of $40,000 or .10% of the average daily net assets of the Fund.

     Each Director who is not affiliated with the Advisor receives an annual fee of $3,000 plus $1,000 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board. Director's fees are allocated to each of the funds served.


Note C-Investment Activity
     During the year, purchases and sales of investments, other than short-term securities, were $175,553,459 and $213,929,158, respectively.

     The cost of investments owned at September 30, 1996 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $13,754,709, of which $18,456,171 related to appreciated securities and $4,701,462 related to depreciated securities.

Class A Shares
--------------------------------------------------------------------------------

Net asset value, beginning               $17.62         $17.99       $16.35
=============================================================================
Income from investment operations
   Net investment income                    .04            .11           --
   Net realized and unrealized gain (loss) 1.53            .38         2.14
-----------------------------------------------------------------------------
     Total from investment operations      1.57            .49         2.14
Distributions from
   Net investment income                  (.13)             --        (.03)
   Excess of net investment income           -              --        (.04)
   Net realized gains                     (.44)          (.86)        (.43)
-------------------------------------------------------------------------------
     Total distributions                  (.57)          (.86)        (.50)
Total increase (decrease) in net
asset value                                1.00          (.37)        1.64
Net asset value, ending                  $18.62         $17.62      $17.99
================================================================================

Total return*                              9.22%          3.19%     13.44%
================================================================================
Ratios to average net assets:
   Net investment income (loss)            .23%           .68%       (.04%)
================================================================================
   Total expenses                         1.95%          1.93%           --
   Net expenses                           1.81%          1.79%        1.96%
   Expenses reimbursed                        -             --         .04%
Portfolio turnover                          96%            73%          78%
Average commission rate paid               $.03              -          -
Net assets, ending (in thousands)       $194,032      $191,586     $175,543
Number of shares outstanding,
   ending (in thousands)                  10,422        10,876        9,755


Class A Shares
--------------------------------------------------------------------------------

Net asset value, beginning                              $14.31        $15.00
================================================================================
Income from investment operations
   Net investment income                                   .08           .02
   Net realized and unrealized gain (loss)                2.04         (.71)
-------------------------------------------------------------------------------
     Total from investment operations            .        2.12         (.69)
-------------------------------------------------------------------------------
Distributions from
   Net investment income                                 (.05)            --
   Net realized gains                                    (.03)            --
--------------------------------------------------------------------------------
     Total distributions                                 (.08)            --
--------------------------------------------------------------------------------
Total increase (decrease) in net asset value              2.04         (.69)
--------------------------------------------------------------------------------
Net asset value, ending                                 $16.35        $14.31
================================================================================

Total return*                                            14.95%       (4.60%)
================================================================================
Ratios to average net assets:
   Net investment income (loss)                           .80%      1.23%(a)
================================================================================
   Total expenses                                          --            --
===========================================================================
   Net expenses                                          1.50%      1.01%(a)
================================================================================
   Expenses reimbursed                                    .20%       .60%(a)
=============================================================================
Portfolio turnover                                         35%            --
Average commission rate paid                                 -             -
===========================================================================
Net assets, ending (in thousands)                      $54,280        $8,440
=============================================================================
Number of shares outstanding, ending (in thousands)      3,319           590
================================================================================



-------------------------------------------------------------------------------

Class C Shares
-------------------------------------------------------------------------------

Net asset value, beginning               $17.28         $17.86       $18.24
==========================================================================
Income from investment operations
   Net investment income                  (.15)          (.05)        (.06)
   Net realized and unrealized gain
(loss)                                    1.51            .32         (.32)
--------------------------------------------------------------------------------
     Total from investment operations     1.36            .27         (.38)
--------------------------------------------------------------------------------
Distributions from
   Net realized gains                     (.44)          (.85)            -
---------------------------------------------------------------------------
     Total distributions                  (.44)          (.85)            -
--------------------------------------------------------------------------------
Total increase (decrease) in net
asset value                                .92           (.58)        (.38)
--------------------------------------------------------------------------------
Net asset value, ending                  $18.20         $17.28       $17.86
================================================================================

Total return*                             8.07%          1.95%      (1.27%)
===========================================================================
   Net investment income (loss)          (.88%)         (.47%)   (1.16%)(a)
=============================================================================
   Total expenses                        3.08%          3.12%            -
==============================================================================
   Net expenses                           2.93%          2.99%     3.32%(a)
   Expenses reimbursed                        -           .13%      .50%(a)
Portfolio turnover                          96%            73%          78%
Average commission rate paid               $.03              -           -
==============================================================================
Net assets, ending (in thousands).                     $6,779       $6,061$3,620
=============================================================================
Number of shares outstanding,
   ending (in thousands)                    373            351          203
===============================================================================



                                                    To Open an Account:
 ................................................................................

                                                       800-368-2748

                                                    Yields and Prices:
 ...............................................................................

                                                Calvert Information Network
                                                  24 hours, 7 days a week
                                                       800-368-2745

                                                        Service for
                                                     Existing Account:
 ..........................................................................

                                                Shareholders: 800-368-2745
                                                   Brokers: 800-368-2746

                                                      TDDfor Hearing
                                                         Impaired:
 ..............................................................................

                                                       800-541-1524

                                                      Branch Office:
 ................................................................................

                                                  4550 Montgomery Avenue
                                                        Suite 1000N
                                                 Bethesda, Maryland 20814

                                                   Registered, Certified
                                                    or Overnight Mail:
 ..............................................................................

                                                       Calvert Group
                                                    c/o NFDS, 6th Floor
                                                      1004 Baltimore
                                                Kansas City, MO 64105-1807

                                                         Web Site
 .............................................................................

                                           Address: http://www.calvertgroup.com

                                                         Principal
                                                       Underwriter:
 ................................................................................

                                                Calvert Distributors, Inc.
                                                  4550 Montgomery Avenue
                                                        Suite 1000N
                                                 Bethesda, Maryland 20814